ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL® DFA International Core Equity Fund
AZL® DFA U.S. Core Equity Fund
AZL® DFA U.S. Small Cap Fund

Supplement dated August 1, 2019,
 to the Prospectus dated April 29, 2019
This supplement updates certain information contained in the prospectus and should be attached to the prospectus, and retained for future reference.

The following information supplements information found in the section More about the Funds – Investment Strategies – AZL DFA Funds:

Small-Capitalization Companies
For the AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund and AZL DFA U.S. Small Cap Fund, the subadviser may consider a small capitalization company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small capitalization company when the subadviser determines it to be appropriate. In assessing a company’s investment characteristics, the subadviser may consider ratios such as recent changes in assets or book value scaled by current assets or book value. Under normal circumstances, each fund will seek to limit such exclusion to no more than 5% of the eligible small capitalization company universe in each country that the fund invests.

AZL-002-0519